UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026

Oceanhawk Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43309	98-1886973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Avenue, 8th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212-931-1898)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-right to receive one-fourth of one Class A ordinary share	OHACU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	OHAC	The Nasdaq Stock Market LLC
Rights, each right to receive one-fourth of one Class A ordinary share	OHACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2026, Oceanhawk Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $1,550,000 to Oceanhawk Acquisition I Sponsor, LLC (the “Sponsor”). The Note does not bear interest and is repayable in full upon consummation of the Company’s initial business combination. If the Company does not complete a business combination, the Note shall be repaid out of funds available to the Company outside of the trust account established in connection with the Company’s initial public offering. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Note is attached as Exhibit 10.1 to this Current report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Promissory Note, dated September 30, 2026, issued by the Company to the Sponsor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oceanhawk Acquisition Corp.

Date: October 6, 2026	By:	/s/ Ernest Miller
	Name:	Ernest Miller
	Title:	Chief Executive Officer

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